UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 9, 2021 (November 5, 2021)

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
11335 NE 122nd Way, Suite 105 Kirkland, WA 98034 (Address of Principal Executive Offices and zip code)

(866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment of Certificate of Incorporation

On November 8, 2021, GrowLife, Inc., a Delaware corporation (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the authorized shares of common stock (“Common Stock”) from 120,000,000 to 750,000,000 shares.

A copy of the Certificate of Amendment of Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 5, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Only stockholders of record as of the close of business on September 20, 2021 (“Record Date”), were entitled to vote at the 2021 Annual Meeting.

As of the Record Date, 95,149,997 shares of common stock (“Common Stock”) were outstanding and entitled to vote and represented one vote that could be voted on each matter that came before the 2021 Annual Meeting.

At the 2021 Annual Meeting, 49,125,573 shares of Common Stock were represented and voted, in person or by proxy, or 51.63% of the outstanding stock, constituting the presence in person or by proxy of the holders of more than one-half (50%) of the outstanding stock needed for a quorum at the 2021 Annual Meeting.

The following five proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 24, 2021, were before the 2021 Annual Meeting, and they received the votes listed below. Each of the proposals required the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting. All matters were approved by the shareholders as follows:

		Shares	Shares	Shares
Motion	Description	For	Against	Withheld
1	To elect three nominees to serve on the Board until the 2022 Annual Meeting of Stockholders-
	Marco Hegyi	15,298,421	0	2,326,753
	Michael E. Fasci	14,590,781	0	3,034,393
	Thom Kozik	14,595,235	0	3,029,939

		Shares	Shares	Shares
Motion	Description	For	Against	Abstained
2	To adopt and approve the Second Amended and Restated 2017 Stock Incentive Plan.	12,831,552	3,548,246	1,245,376
3	To approve a reverse stock split of not less than 1 for 10, and not more than 1 for 150 to be determined in the discretion of our board of directors.	37,981,556	10,749,953	394,064
4	To amend the Company’s Certificate of Incorporation to increase the authorized common shares from 120,000,000 to 750,000,000 shares.	36,931,789	10,603,953	1,583,260
5	To ratify the appointment of BPM LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal years ended December 31, 2020.	46,084,168	1,844,004	1,190,828

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation of GrowLife, Inc. dated November 8, 2021 to increase the authorized shares of common stock from 120,000,000 to 750,000,000 (Filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: November 9, 2021	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer